SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


                       CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15 (d) OF
             THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of
  earliest event reported)            January 3, 1997


                   ARVIN INDUSTRIES, INC.
                 ---------------------------
   (Exact name of registrant as specified in its charter)



     Indiana                1-302               35-0550190
 ---------------     --------------------    ---------------
 (State or other    Commission File Number   (I.R.S.Employer
 jurisdiction of                           Identification No.)
  incorporation)


      One Noblitt Plaza, Box 3000
              Columbus, IN                     47202-3000
       -------------------------            ---------------
(Address of principal executive offices)       (Zip Code)




                        812-379-3000
                     ------------------
     (Registrant's telephone number including area code)





Item 5. Other Events

   The Company may issue forward looking statements from time-to-time and in doing so notes that a variety of factors could cause the actual results and experience to differ materially from the expressed forward looking statements. The exhibit, filed herewith and incorporated by reference, describes some factors and circumstances that may effect the financial performance of the Company.

Item 7.  (c)  Exhibits


                 Forward-Looking Statements
                ----------------------------

     From time-to-time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities
Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. Such statements are usually identified by the use of words or phrases such as :
"believes," "anticipates," "expects," "estimates,"
"planned," "outlook," "goal" and "on target." Such statements reflect the current expectations and assumptions of Company management. Because forward-looking statements involve risks and uncertainties, the Company's actual results could differ materially. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

     The risks and uncertainties that may affect the operations, performance and results of the Company's business include the following:

     (1) general economic and competitive conditions in the markets and countries in which the Company operates;

     (2) strikes or other work stoppages affecting the Company or its major customers or suppliers;

     (3) the level of consumer demand for new vehicles equipped with the Company's products;

     (4) the Company's ability to continue to control and reduce its costs of production;

     (5) the level of consumer demand for the Company's aftermarket products, which varies based on such factors as the severity of winter weather and the age of automobiles in the Company's markets, as well as general economic conditions;

     (6) the impact on demand for the Company's aftermarket products of prior improvements in original equipment product quality;

     (7) the effect of changes in the distribution channels for aftermarket products;

     (8)  the effect of technological change;

     (9) the risks inherent in international operations and joint ventures;

    (10) the strength of the U.S. dollar against currencies of other countries where the Company operates; and

    (11) changes in financial markets affecting the Company's financial structure and the Company's cost of capital and borrowed money.

     Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described in the forward-looking statement. The Company does not intend to update forward-looking statements.



Signature



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




ARVIN INDUSTRIES, INC.


               by:  /s/    Ronald R. Snyder
                         -----------------------
                         Ronald R. Snyder
                         Vice President, General
                            Counsel & Secretary



Date:     January 3, 1997